USAGE: 9/1/99                                                      EXHIBIT 10.32


                      NON-QUALIFIED STOCK OPTION AGREEMENT
                           UNDER THE PERCEPTRON, INC.
                           DIRECTORS STOCK OPTION PLAN

         THIS STOCK OPTION AGREEMENT is made this ____ day of _____, ___, by and between Perceptron, Inc., a Michigan corporation (the "Company"), and __________, (the "Optionee"). The Optionee is now serving as an Eligible Director of the Company, and the Company desires to provide additional incentive to the Optionee to encourage the Optionee to remain as an Eligible Director of the Company, and as an inducement thereto, the Company has determined to grant to the Optionee a non-qualified stock option pursuant to the Company's Directors Stock Option Plan (the "Plan").

         NOW, THEREFORE, it is agreed between the parties as follows:

         1. Grant of Option. Subject to the terms and conditions hereof, the Company hereby grants to the Optionee the right and option to purchase from the Company up to, but not exceeding in the aggregate, _____ shares of the Company's Common Stock, at a price of $___ per share. This option is not intended to meet the requirements of an incentive stock option under Section 422 of the Internal Revenue Code (the "Code"). Certain capitalized terms used in this Agreement shall have the same meaning as defined in the Plan.

         2. Accrual or Right to Exercise Option. The option hereby granted may not be exercised prior to ______. The Optionee may purchase from the Company on and after _________, the first anniversary of the date of grant, 33 1/3% of the shares covered by this option, and on each succeeding one year anniversary thereof may exercise an additional 33 1/3% of the shares covered by the option, so that on the third anniversary of the date of grant this option shall be fully exercisable. To the extent not exercised, installments shall accumulate and the Optionee may exercise them in whole or in part in any subsequent period. Any provision of this Agreement notwithstanding, this option shall not be exercisable on or after the date ten years from the date of grant of this option (the "Expiration Date").

                  Notwithstanding the foregoing, (i) in the event of a termination by the Company of the Optionee's membership on the Board or failure to renominate the Participant for election to the Board, or voluntary resignation by the Optionee from the Board at the request of the Board, following a Change in Control of the Company, or (ii), in the event of a Change in Control, if one of the corporations surviving the Change in Control or the person purchasing the Company's assets in the Change in Control does not assume this option, any portion of this option that is then not exercisable shall become immediately exercisable. For purposes hereof, a "Change in Control" shall be deemed to have occurred in the event of (i) a merger involving the Company in which the Company is not the surviving corporation (other than a merger with a wholly-owned subsidiary of the Company formed for the purpose of changing the Company's corporate domicile); (ii) a share exchange in which the shareholders of the Company exchange their stock in the Company for stock of another corporation (other than a share exchange in which all or substantially all of the holders of the voting stock of the Company, immediately prior to the transaction, exchange, on a pro rata basis, their voting stock of the Company for more than 50% of the voting stock of such other corporation); (iii) the sale of all or substantially all of the assets of the Company; or (iv) any person or group of persons (as defined by Section 13(d) of the Exchange Act) (other than any employee benefit plan or employee benefit trust benefitting the employees of the Company) becoming a beneficial owner, directly or indirectly, of securities of the Company representing more than fifty (50%) percent of either the then outstanding Common Stock, or the combined voting power of the Company's then outstanding voting securities.

          3. Termination. Subject to certain change in control provisions set forth in Section 2 above, if the Optionee's term of office as an Eligible Director is terminated for any reason (including the Optionee becoming an Employee), other than the Optionee's election or appointment as Chairman, prior to the date that this option or a portion thereof first becomes exercisable, such option or portion thereof which is not then exercisable shall terminate and all rights thereunder shall cease. If the Optionee's term of office as an Eligible Director terminates due to the Optionee's election or appointment as Chairman (and the Optionee is not an Employee or does not become an Employee as a result of such election or appointment), this Option shall not terminate and shall continue to become exercisable as provided in Section 2 above. If thereafter such Chairman becomes an Employee, or ceases to be a Director, prior to the date this option or a portion thereof first becomes exercisable, such option or portion thereof which is then not exercisable shall terminate and all rights hereunder relating thereto shall cease.

                  To the extent this option or any portion thereof is exercisable and unexercised on the date the Optionee's term of office as an Eligible Director is terminated for any reason (including the Optionee becoming an Employee), other than the Optionee's election or appointment as Chairman, this option shall terminate on the earlier of (i) the Expiration Date of this option, and (ii) three months after such termination; provided, however, that the exercise period in clause (ii) shall be extended to one year after termination if the termination is due to the Optionee's death or Disability. To the extent an Option or any portion thereof is exercisable and unexercised on the date of the Optionee's term of office as an Eligible Director is terminated due to the Optionee's election or appointment as the Chairman (and the Optionee is not an Employee or does not become an Employee as a result of such election or appointment), this option shall terminate on the earlier of (i) the Expiration Date of this option, and (ii) three months after the Optionee becomes an Employee or ceases to be a Director; provided, however, that the exercise period in clause (ii) shall be extended to one year after the Optionee ceases to be a Director if such termination is due to the Optionee's death or Disability. Notwithstanding the foregoing two sentences, in the event this option would otherwise expire during any period during which affiliates of the Company are prohibited from disposing of Common Stock in order to comply with applicable accounting and Securities and Exchange Commission rules, regulations, policies, guidelines or other similar requirements so as to permit the Company to account for a then completed or contemplated business combination under pooling of interest, the exercise period in clause (ii) of the foregoing two sentences shall be extended to the tenth business day following the expiration of any such period in which such dispositions are prohibited.

         4.       EXERCISE OF OPTION.

         (a) At any time that this option may be exercised as provided in this Agreement, the Optionee may exercise any portion of this option which is then exercisable, in whole or in part, by delivery to the Company of a written notice, in the form attached hereto, signed by the Optionee.

         (b) In addition, the Optionee shall deliver, on the date of exercise:

                  (i) cash equal to the purchase price of the shares being purchased,

                  (ii) such documents as are or may be required under the terms of Section 2.6 of the Plan to effect a cashless exercise; or

                  (iii) Permitted Shares with a value (determined as of the date of exercise of the option) equal to the purchase price of the shares being purchased (the "Delivered Shares Method").

         After receipt of the foregoing, and subject to Section 5 below, the Company shall issue the shares in the name of the Optionee and deliver the certificates therefor to the Optionee.

         (c) "Permitted Shares" are shares of Company Common Stock to be delivered to pay the exercise price of the option (the "Delivered Shares):

                  (i) which have been owned by the Optionee for at least six months prior to the date of delivery, or

                  (ii) if they have not been owned by the Optionee for at least six months prior to the date of delivery, the Optionee then owns, and has owned for at least six months prior thereto, a number of shares of Company Common Stock at least equal in number to the Delivered Shares.

         (d) Shares which have been counted during the prior six months as owned by the Optionee for purposes of determining whether the Optionee may exercise options to purchase Common Stock pursuant to the Delivered Shares
Method:

                  (i)    may not be used as Delivered Shares and

                  (ii) may not be counted as owned by the Optionee for purposes of making calculations under the Delivered Shares Method.

         5. Compliance With Securities Laws. Anything to the contrary herein notwithstanding, the Company's obligation to sell and deliver stock under this Option is subject to such compliance with federal and state laws, rules and regulations applying to the authorization, issuance or sale of securities as the Company deems necessary or advisable. The Company shall not be required to sell and deliver stock pursuant hereto unless and until it receives satisfactory proof that the issuance or transfer of such shares will not violate any of the provisions of the Securities Act of 1933 or the Securities Exchange Act of 1934 or the rules and regulations of the Securities Exchange Commission promulgated thereunder or the provisions of any state law governing the sale of securities, or that there has been compliance with the provisions of such acts, rules, regulations and state laws. If the Optionee fails to accept delivery and pay for all or any part of the number of shares specified by such notice upon tender of delivery thereof the Optionee's right to exercise this option with respect to such undelivered shares may be terminated by the Company.

         6. Non-Assignability. The option hereby granted shall not be transferable by the Optionee other than by will or the laws of descent and distribution, and the option may be exercised during the Optionee's lifetime only by the Optionee. Any transferee of the option shall take the same subject to the terms and conditions of this Agreement. No such transfer of the Option shall be effective to bind the Company unless the Company shall have been furnished with written notice thereof and a copy of the will and/or such other evidence as the Company may deem necessary to establish the validity of the transfer and the acceptance by the transferee or transferees of the terms and conditions of this Agreement. No assignment or transfer of this Option, or of the rights represented thereby, whether voluntary or involuntary, by operation of law or otherwise, except a transfer by the Optionee by will or by the laws of descent and distribution, shall vest in the purported assignee or transferee any interest or right herein whatsoever.

         7. Disputes. As a condition to the granting of the option granted hereby, the Optionee and the Optionee's successors and assigns agree that any dispute or disagreement which shall arise under or as a result of this Agreement shall be determined by the Board in its sole discretion and judgment and that any such determination and any interpretation by the Board of the terms of this Agreement shall be final and shall be binding and conclusive for all purposes.

         8. Adjustments. In the event of any stock dividend, stock split, recapitalization, reorganization, merger, consolidation, combination, exchange or other relevant change in the capital structure of the Company affecting the shares covered by this option, the rights of the Optionee shall be as provided in Section 4.1 of the Plan.

         9. Rights as Shareholder. The Optionee shall have no rights as a shareholder of the Company with respect to any of the shares covered by this option until the issuance of a stock certificate or certificates upon the exercise of the option in full or in part, and then only with respect to the shares represented by such certificate or certificates.

         10. Notices. Every notice relating to this Agreement shall be in writing and if given by mail shall be given by registered or certified mail with return receipt requested. All notices to the Company shall be delivered to the Company's Chief Executive Officer, at the principal office of the Company. All notices by the Company to the Optionee shall be delivered to the Optionee personally or addressed to the Optionee at the Optionee's last residence address as then contained in the records of the Company or such other address as the Optionee may designate. Either party by notice to the other may designate a different address to which notices shall be addressed. Any notice given by the Company to the Optionee at the Optionee's last designated address shall be effective to bind any other person who shall acquire rights hereunder.

         11. "Optionee" to Include Certain Transferees. Whenever the word "Optionee" is used in any provision of this Agreement under circumstances where the provision should logically apply to any other person or persons to whom the option, in accordance with the provisions of Section 6 hereof, may be transferred, the word "Optionee" shall be deemed to include such person or persons.

         12. Governing Law. This Agreement has been made in and shall be construed in accordance with the laws of the State of Michigan.

         13. Provisions of Plan Controlling. The provisions hereof are subject to the terms and provisions of the Plan. In the event of any conflict between the provisions of this option and the provisions of the Plan, the provisions of the Plan shall control, except to the extent that the provisions of this option limit or restrict the rights of the Optionee to a greater extent than set forth in the Plan.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

                                            PERCEPTRON, INC.


                                            By:
                                               --------------------------------

                                               ---------------------
                                            Its:
                                                -------------------------------

                                            -----------------------------------

                                            --------------, Optionee

                NOTICE OF EXERCISE OF NON-QUALIFIED STOCK OPTION
                           UNDER THE PERCEPTRON, INC.
                           DIRECTORS STOCK OPTION PLAN


Perceptron, Inc.
47827 Halyard Drive
Plymouth, MI  48170

Dear Sir:

     A non-qualified stock option was granted to me on         ,     , to
purchase       shares of Perceptron, Inc. Common Stock at a price of $     per
share.

     I hereby elect to exercise my non-qualified stock option with respect to
        shares for an aggregate purchase price of $            . I hereby elect
to pay for such shares as follows:


                                                        $
                     Personal Check                     --------
                                                        $
                     Cash                               --------
                                                        $
                     Bank Draft                         --------
                                                        $
                     Money Order                        --------
                                                        $
                     Cashless Exercise                  --------
                                                        $
                     Perceptron Common Stock            --------

                                                        $
                      Total                             ========

     [A personal check [or cash, bank draft or money order] for the purchase price is enclosed herewith].

     [Documents as are required to effect a cashless exercise are enclosed.]

     [I hereby elect to exercise my stock option with respect to         shares
through a combination of cash payments and shares of Perceptron, Inc. Common Stock, as described on the attached Exhibit A. A personal check for the purchase
price to be paid in cash is enclosed herewith. Certificates for         shares
of Perceptron, Inc. Common Stock are enclosed herewith, along with a duly executed stock power in proper form for transfer, with all signatures properly guaranteed by a national bank or member firm of the NYSE or AMEX. [I represent that the shares of Perceptron, Inc. Common Stock enclosed herewith have been owned by me for more than six months.] or [I currently own more than shares of Perceptron, Inc. Common Stock which have been owned by me for more than six months.] Such shares have not been counted during the prior six months as owned by me for purposes of determining whether I may exercise options to purchase Common Stock pursuant to the Delivered Shares Method.]




  Dated:
        ------------                         -----------------------------------

                                             -------------
                                             Optionee

USAGE: 9/1/99

                      NON-QUALIFIED STOCK OPTION AGREEMENT
                           UNDER THE PERCEPTRON, INC.
                           DIRECTORS STOCK OPTION PLAN


         THIS STOCK OPTION AGREEMENT is made this ___ day of ____, ____ by and between Perceptron, Inc., a Michigan corporation (the "Company"), and _________, (the "Optionee"). The Optionee is now serving as an Eligible Director of the Company, and the Company desires to provide additional incentive to the Optionee to encourage the Optionee to remain as an Eligible Director of the Company, and as an inducement thereto, the Company has determined to grant to the Optionee a non-qualified stock option pursuant to the Company's Directors Stock Option Plan (the "Plan").

         NOW, THEREFORE, it is agreed between the parties as follows:

         1. Grant of Option. Subject to the terms and conditions hereof, the Company hereby grants to the Optionee the right and option to purchase from the Company up to, but not exceeding in the aggregate, 15,000 shares of the Company's Common Stock, at a price of $____ per share. This option is not intended to meet the requirements of an incentive stock option under Section 422 of the Internal Revenue Code (the "Code"). Certain capitalized terms used in this Agreement shall have the same meaning as defined in the Plan.

         2. Accrual or Right to Exercise Option. The option hereby granted may not be exercised prior to ___________. On [one year from date of grant], this option shall be fully exercisable. Any provision of this Agreement notwithstanding, this option shall not be exercisable on or after the date ten years from the date of grant of this option (the "Expiration Date").

                    Notwithstanding the foregoing, (i) in the event of a termination by the Company of the Optionee's membership on the Board or failure to renominate the Participant for election to the Board, or voluntary resignation by the Optionee from the Board at the request of the Board, following a Change in Control of the Company, or (ii), in the event of a Change in Control, if one of the corporations surviving the Change in Control or the person purchasing the Company's assets in the Change in Control does not assume this option, any portion of this option that is then not exercisable shall become immediately exercisable. For purposes hereof, a "Change in Control" shall be deemed to have occurred in the event of (i) a merger involving the Company in which the Company is not the surviving corporation (other than a merger with a wholly-owned subsidiary of the Company formed for the purpose of changing the Company's corporate domicile); (ii) a share exchange in which the shareholders of the Company exchange their stock in the Company for stock of another corporation (other than a share exchange in which all or substantially all of the holders of the voting stock of the Company, immediately prior to the transaction, exchange, on a pro rata basis, their voting stock of the Company for more than 50% of the voting stock of such other corporation); (iii) the sale of all or substantially all of the assets of the Company; or (iv) any person or group of persons (as defined by Section 13(d) of the Exchange Act) (other than any employee benefit plan or employee benefit trust benefitting the employees of the Company) becoming a beneficial owner, directly or indirectly, of securities of the Company representing more than fifty (50%) percent of either the then outstanding Common Stock, or the combined voting power of the Company's then outstanding voting securities.

         3. Termination. Subject to certain change in control provisions set forth in Section 2 above, if the Optionee's term of office as an Eligible Director is terminated for any reason (including the Optionee becoming an Employee), other than the Optionee's election or appointment as Chairman, prior to the date that this option or a portion thereof first becomes exercisable, such option or portion thereof which is not then exercisable shall terminate and all rights thereunder shall cease. If the Optionee's term of office as an Eligible Director terminates due to the Optionee's election or appointment as Chairman (and the Optionee is not an Employee or does not become an Employee as a result of such election or appointment), this Option shall not terminate and shall continue to become exercisable as provided in Section 2 above. If thereafter such Chairman becomes an Employee, or ceases to be a Director, prior to the date this option or a portion thereof first becomes exercisable, such option or portion thereof which is then not exercisable shall terminate and all rights hereunder relating thereto shall cease.

                  To the extent this option or any portion thereof is exercisable and unexercised on the date the Optionee's term of office as an Eligible Director is terminated for any reason (including the Optionee becoming an Employee), other than the Optionee's election or appointment as Chairman, this option shall terminate on the earlier of (i) the Expiration Date of this option, and (ii) three months after such termination; provided, however, that the exercise period in clause (ii) shall be extended to one year after termination if the termination is due to the Optionee's death or Disability. To the extent an Option or any portion thereof is exercisable and unexercised on the date of the Optionee's term of office as an Eligible Director is terminated due to the Optionee's election or appointment as the Chairman (and the Optionee is not an Employee or does not become an Employee as a result of such election or appointment), this option shall terminate on the earlier of (i) the Expiration Date of this option, and (ii) three months after the Optionee becomes an Employee or ceases to be a Director; provided, however, that the exercise period in clause (ii) shall be extended to one year after the Optionee ceases to be a Director if such termination is due to the Optionee's death or Disability. Notwithstanding the foregoing two sentences, in the event this option would otherwise expire during any period during which affiliates of the Company are prohibited from disposing of Common Stock in order to comply with applicable accounting and Securities and Exchange Commission rules, regulations, policies, guidelines or other similar requirements so as to permit the Company to account for a then completed or contemplated business combination under pooling of interest, the exercise period in clause (ii) of the foregoing two sentences shall be extended to the tenth business day following the expiration of any such period in which such dispositions are prohibited.

         4.       EXERCISE OF OPTION.

         (a) At any time that this option may be exercised as provided in this Agreement, the Optionee may exercise any portion of this option which is then exercisable, in whole or in part, by delivery to the Company of a written notice, in the form attached hereto, signed by the Optionee.

         (b)   In addition, the Optionee shall deliver, on the date of exercise:

               (i) cash equal to the purchase price of the shares being purchased,

               (ii) such documents as are or may be required under the terms of Section 2.6 of the Plan to effect a cashless exercise; or

               (iii) Permitted Shares with a value (determined as of the date of exercise of the option) equal to the purchase price of the shares being purchased (the "Delivered Shares Method").

         After receipt of the foregoing, and subject to Section 5 below, the Company shall issue the shares in the name of the Optionee and deliver the certificates therefor to the Optionee.

         (c) "Permitted Shares" are shares of Company Common Stock to be delivered to pay the exercise price of the option (the "Delivered Shares):

               (i) which have been owned by the Optionee for at least six months prior to the date of delivery, or

               (ii) if they have not been owned by the Optionee for at least six months prior to the date of delivery, the Optionee then owns, and has owned for at least six months prior thereto, a number of shares of Company Common Stock at least equal in number to the Delivered Shares.

         (d) Shares which have been counted during the prior six months as owned by the Optionee for purposes of determining whether the Optionee may exercise options to purchase Common Stock pursuant to the Delivered Shares
Method:

               (i)       may not be used as Delivered Shares, and

               (ii) may not be counted as owned by the Optionee for purposes of making calculations under the Delivered Shares Method.

         5. Compliance With Securities Laws. Anything to the contrary herein notwithstanding, the Company's obligation to sell and deliver stock under this Option is subject to such compliance with federal and state laws, rules and regulations applying to the authorization, issuance or sale of securities as the Company deems necessary or advisable. The Company shall not be required to sell and deliver stock pursuant hereto unless and until it receives satisfactory proof that the issuance or transfer of such shares will not violate any of the provisions of the Securities Act of 1933 or the Securities Exchange Act of 1934 or the rules and regulations of the Securities Exchange Commission promulgated thereunder or the provisions of any state law governing the sale of securities, or that there has been compliance with the provisions of such acts, rules, regulations and state laws. If the Optionee fails to accept delivery and pay for all or any part of the number of shares specified by such notice upon tender of delivery thereof the Optionee's right to exercise this option with respect to such undelivered shares may be terminated by the Company.

         6. Non-Assignability. The option hereby granted shall not be transferable by the Optionee other than by will or the laws of descent and distribution, and the option may be exercised during the Optionee's lifetime only by the Optionee. Any transferee of the option shall take the same subject to the terms and conditions of this Agreement. No such transfer of the Option shall be effective to bind the Company unless the Company shall have been furnished with written notice thereof and a copy of the will and/or such other evidence as the Company may deem necessary to establish the validity of the transfer and the acceptance by the transferee or transferees of the terms and conditions of this Agreement. No assignment or transfer of this Option, or of the rights represented thereby, whether voluntary or involuntary, by operation of law or otherwise, except a transfer by the Optionee by will or by the laws of descent and distribution, shall vest in the purported assignee or transferee any interest or right herein whatsoever.

         7. Disputes. As a condition to the granting of the option granted hereby, the Optionee and the Optionee's successors and assigns agree that any dispute or disagreement which shall arise under or as a result of this Agreement shall be determined by the Board in its sole discretion and judgment and that any such determination and any interpretation by the Board of the terms of this Agreement shall be final and shall be binding and conclusive for all purposes.

         8. Adjustments. In the event of any stock dividend, stock split, recapitalization, reorganization, merger, consolidation, combination, exchange or other relevant change in the capital structure of the Company affecting the shares covered by this option, the rights of the Optionee shall be as provided in Section 4.1 of the Plan.

         9. Rights as Shareholder. The Optionee shall have no rights as a shareholder of the Company with respect to any of the shares covered by this option until the issuance of a stock certificate or certificates upon the exercise of the option in full or in part, and then only with respect to the shares represented by such certificate or certificates.

         10. Notices. Every notice relating to this Agreement shall be in writing and if given by mail shall be given by registered or certified mail with return receipt requested. All notices to the Company shall be delivered to the Company's Chief Executive Officer at the principal office of the Company. All notices by the Company to the Optionee shall be delivered to the Optionee personally or addressed to the Optionee at the Optionee's last residence address as then contained in the records of the Company or such other address as the Optionee may designate. Either party by notice to the other may designate a different address to which notices shall be addressed. Any notice given by the Company to the Optionee at the Optionee's last designated address shall be effective to bind any other person who shall acquire rights hereunder.

         11. "Optionee" to Include Certain Transferees. Whenever the word "Optionee" is used in any provision of this Agreement under circumstances where the provision should logically apply to any other person or persons to whom the option, in accordance with the provisions of Section 6 hereof, may be transferred, the word "Optionee" shall be deemed to include such person or persons.

         12. Governing Law. This Agreement has been made in and shall be construed in accordance with the laws of the State of Michigan.

         13. Provisions of Plan Controlling. The provisions hereof are subject to the terms and provisions of the Plan. In the event of any conflict between the provisions of this option and the provisions of the Plan, the provisions of the Plan shall control, except to the extent that the provisions of this option limit or restrict the rights of the Optionee to a greater extent than set forth in the Plan.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

                                     PERCEPTRON, INC.


                                     By:
                                        ---------------------------------------
                                        -------------------------------
                                     Its:
                                         ------------------------------

                                     ------------------------------------------

                                     ------------------------,Optionee

                NOTICE OF EXERCISE OF NON-QUALIFIED STOCK OPTION
                           UNDER THE PERCEPTRON, INC.
                           DIRECTORS STOCK OPTION PLAN



Perceptron, Inc.
47827 Halyard Drive
Plymouth, MI  48170

Dear Sir:

             A non-qualified stock option was granted to me on              ,
to purchase 15,000 shares of Perceptron, Inc. Common Stock at a price of $ per share.

             I hereby elect to exercise my non-qualified stock option with
respect to            shares for an aggregate purchase price of $           . I
hereby elect to pay for such shares as follows:


                                                                $
                     Personal Check                             ---------
                                                                $
                     Cash                                       ---------
                                                                $
                     Bank Draft                                 ---------
                                                                $
                     Money Order                                ---------
                                                                $
                     Cashless Exercise                          ---------
                                                                $
                     Perceptron Common Stock                    ---------

                                                                $
                  Total                                         =========

             [A personal check [or cash, bank draft or money order] for the purchase price is enclosed herewith].

             [Documents as are required to effect a cashless exercise are enclosed.]

             [I hereby elect to exercise my stock option with respect to shares through a combination of cash payments and shares of Perceptron, Inc. Common Stock, as described on the attached Exhibit A. A personal check for the purchase price to be paid in cash is enclosed herewith. Certificates for shares of Perceptron, Inc. Common Stock are enclosed herewith, along with a duly executed stock power in proper form for transfer, with all signatures properly guaranteed by a national bank or member firm of the NYSE or AMEX. [I represent that the shares of Perceptron, Inc. Common Stock enclosed herewith have been owned by me for more than six months.] or [I currently own more than shares of Perceptron, Inc. Common Stock which have been owned by me for more than six months.] Such shares have not been counted during the prior six months as owned by me for purposes of determining whether I may exercise options to purchase Common Stock pursuant to the Delivered Shares Method.]



Dated:
      -----------------                      ----------------------------------

                                             ---------------------, Optionee


                                       1